EXHIBIT 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORT
(Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, R. David Russell, Chief Executive Officer of Apollo Gold Corporation (the "Company"), do hereby certify in accordance with U.S. C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May  14,  2004

               /s/     R.  David  Russell
               ------------------------------------
               R.  DAVID  RUSSELL
               CHIEF  EXECUTIVE  OFFICER


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to the company and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request. This written statement shall not be deemed to be "filed" as part of the quarterly report on Form 10-Q that it accompanies.


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